Exhibit 99(a)

TRUSTCO Bank Corp NY

Follow-On Offering of Common Stock

TrustCo Bank Corp NY
NASDAQ: TRST
June 2011

Forward Looking Statements
Safe Harbor Regarding Forward-Looking Statements
This presentation may contain forward-looking information about TrustCo Bank Corp NY (“the Company”) that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations, real estate and collateral values, changes in accounting policies and practices, changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in the prospectus supplement and prospectus for the offering to which this communication relates, our most recent annual report on Form 10-K and our other securities filings. The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information except as may be required by applicable law.
The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC (File No. 333-174331) for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement, the preliminary prospectus supplement and other documents that the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents without charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from Sandler O'Neill + Partners, L.P., 919 Third Avenue, 6th Floor, New
York, NY 10022, (866) 805-4128 or and Stifel, Nicolaus & Company, Incorporated at (443) 224-1988.

Issuer:       TrustCo Bank Corp NY (the "Company“ or “TRST”)
Ticker/Exchange:   TRST / NASDAQ Global Select Market
Offering:       Follow-on Public Offering
Type of Security:     Common Stock
Transaction Size:   13,600,000 shares, or approximately $75 million¹

Over-Allotment Option:       15%
Use of Proceeds:  General corporate purposes, to fund organic growth
Sole Book-Running Manager: Sandler O’Neill + Partners, L.P.
Co-Manager:      Stifel Nicolaus Weisel

(1) Based on TRST closing stock price of $5.52 on June 7, 2011
Offering Terms

Year Founded: 1902

Branches: 134 (84 in NY; 43 in FL; 4 in MA; 2 in NJ; 1 in VT)

Headquarters: Glenville, NY

Market Data (as of 6/7/11)	
Closing Price	$5.52
Market Capitalization	$427.1M
Shares Outstanding	77,366,611
Dividend Yield:	4.76%
Institutional Ownership:	43.8%
Insider Ownership:	4.3%

Financial Data (as of 3/31/11)	
Assets:	$4.0 Billion
Net Loans:	$2.3 Billion
Deposits:	$3.6 Billion
Tangible Common Equity:	$258 Million

✓ New York community-focused financial services company with market presence in
 Florida, Massachusetts, New Jersey and Vermont
✓ Provides core banking products and services to retail customers and local businesses
✓ Strategy of building solid deposit franchise with low cost, core deposit base has led to strong, consistent balance sheet growth
Market data based on TRST closing stock price of $5.52 on June 7, 2011
Source: SNL Financial
TrustCo Bank Corp NY

TRUSTCO Bank Corp NY

Key Ratios and Financial Performance Metrics:

at or for the quarter ended March 31, 2011

	TRST	Nationwide Peers[1]
Return on Average Assets	0.75%	0.68%
Return on Average Equity	11.61%	6.47%
Efficiency Ratio	52.2%	62.6%
LTM Pre-Tax, Pre-Provision Revenue per Employee ($)	$91,227	$70,979
Non-Performing Assets as a % of Total Assets	1.42%	2.59%
Allowance as a % of Loans Outstanding	1.85%	2.02%
Tangible Common Equity as a % of Tangible Assets	6.44%	8.19%

(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Note: Nationwide Peers reflects median value of group
Source: SNL Financial, SEC Filings
Key Financial Attributes

▶ De novo expansion has driven the growth of TrustCo over the last decade
▶ Over $4.0 billion in assets focused in three major geographic regions:
 o Upstate New York: TrustCo’s historical market area, centered around New York’s Capital Region
 o Downstate New York: Covers the lower and mid-Hudson River Valley and includes two branches in New
 Jersey
 o Florida Market: Focus primarily around the greater Orlando area, with a second cluster of branches in
 Florida’s West Coast communities to the south of Tampa
▶ Leader in deposit market share for any New York-headquartered bank in the Albany-Schenectady-
 Troy, NY MSA with $2.4 billion in deposits1
▶ From 2003 to 2010, one of the fastest growing community banks in central Florida with 43 new branches and 71.8% deposit compound annual growth rate²
▶ TrustCo Bank Corp NY, organized in 1981 to acquire all of the outstanding stock of Trustco Bank,
 N.A., formerly known as Trustco Bank New York, and prior to that, The Schenectady Trust
 Company
 o Schenectady Trust was chartered in 1902
(1) As of June 30, 2010
(2) Measured from June 30, 2003 to June 30, 2010. Includes deposit market share in the following counties in Florida where TrustCo has a branch presence: Charlotte, Hillsborough, Lake, Manatee,
Orange, Osceola, Polk, Sarasota, Seminole and Volusia
Source: FDIC, SNL Financial
Company Overview

Source: Company Documents
New York - 14 Counties, 84 Branches
Massachusetts - 1 County, 4 Branches
New Jersey - 1 County, 2 Branches
Vermont - 1 County, 1 Branch
Florida - 10 Counties, 43 Branches
Branch Franchise Overview

TRUSTCO Bank Corp NY

Warren
Hamilton
Washington
Saratoga
Fulton
Schenectady
Montgomery
Rensselaer
Schoharie
Albany
NY
Greene
Columbia
Ulster
Dutchess
Orange
Putnam
Westchester
Sussex
Passaic
NJ
Morris
Essex
Newark
Nassau
Suffolk
Rutland
Windsor
VT
Bennington
Windham
Franklin
MA
Berkshire
Hampshire
Hampden
Hartford
Litchfield
CT
New Haven
Fairfield
Middlesex

Alachua
Putnam
Flagler
Levy
Marion
Volusia
Citrus
Sumter
Lake
Seminole
Hernando
Orange
Pasco
FL
Brevard
Tampa
Polk
Osceola
Hillsborough
Pinellas
Manatee
Hardee
Okeechobee
Highlands
Sarasota
Desoto
Charlotte
Glades
Hendry

Source: SNL Financial
Upstate and Downstate
New York Market Branches
Florida Market Branches
Branch Franchise Details

✓ Deposit and Loan Portfolio Growth
✓ Superior Asset Quality
✓ Increasing Market Share in Newer
 Markets
▶ Generated through our expanded branch network
▶ Intense customer service focus
▶ Simple, low cost products
▶ Centralized portfolio lending process
▶ Conservative lending criteria
▶ History of strong portfolio management
▶ 43 new branches and 71.8% deposit compound
 annual growth rate in central Florida from 2003
 to 2010¹
✓ Improving Efficiency Ratio
▶ Effective cost controls producing superior
 results, compared with peers
(1) Measured from June 30, 2003 to June 30, 2010. Includes deposit market share in the following counties in Florida where TrustCo has a branch presence: Charlotte, Hillsborough, Lake,
Manatee, Orange, Osceola, Polk, Sarasota, Seminole and Volusia
Source: FDIC, SNL Financial
Strategy and Philosophy for Continued Growth

Name	Title/Function	Years in Banking	Years with TRST
Robert J. McCormick	President & Chief Executive Officer	26	16
Robert T. Cushing	Executive VP & Chief Financial Officer	34	17
Scot R. Salvador	Executive VP & Chief Banking Officer	21	16
Robert M. Leonard	Senior Vice President & Corporate Secretary	25	25
Eric W. Schreck	Senior Vice President & Florida Regional President	22	22
Kevin Timmons	Vice President - Finance	32	4
Average		27	17
Experienced Senior Management

(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
(2) Includes all publicly traded banks and thrifts nationwide as of March 31, 2011
Source: FDIC, SNL Financial, Bureau of Labor Statistics
▶ Albany-Schenectady-Troy Metropolitan Statistical Area (“MSA”) accounts for about 70% of the total population of the Upstate market
 o Government jobs constitute approximately 24% of nonfarm employment in the Albany-Schenectady-Troy
 MSA
 o In recent years, public and private universities in the area (including Rensselaer Polytechnic Institute and the
 University at Albany (State University of New York)) have made significant strides in building the area’s industry base in advanced technology fields
 ▶GlobalFoundries Inc., the world’s third largest independent semiconductor manufacturer, is currently building a new $4.6 billion chip fabrication plant in Saratoga County that is expected to begin initial production in 2012
▶ Low Unemployment Rate in Primary Markets
 o April 2011 unemployment rate in Albany-Schenectady-Troy MSA was 6.8% compared to the national average of 9.0%
▶ Non-performing loan data for TrustCo is very favorable to peer and national averages
 o As of March 31, 2011, TrustCo had nonperforming loans as a % of total loans of 2.14% versus the peer median of 3.33%¹ and 3.50% for all publicly traded banks and thrifts²
Upstate and Downstate New York Economies

▶ TrustCo’s Florida market covers the greater Orlando area in the eastern/central part of the state, with a second cluster of branches in Florida’s West Coast communities to the south of Tampa¹
▶ Economically Diverse Region
 o Medical City is a new 650 acre medical campus occupied by The University of Central Florida College of
 Medicine, The Sanford Burnham Medical Research Institute, M D Anderson Cancer Research Institute and
 The Nemours Childrens Hospital estimated to bring 30,000 jobs and a $7.6 billion economic impact
 o The University of Central Florida is a stable major employer as the 2nd largest university in the US
 o Central Florida recently surpassed New York City as the #1 tourist destination in America²
 o Central Florida and the West Coast of Florida are known as popular retirement destinations
▶ Counties included in the Florida market have a total population of approximately 5.33 million, up
 24.5% from the population in 2000
▶ Overall, the median annual household income in these counties was $53,847 in 2010, which represents an increase of 28.7% from 2000 data
(1) Florida market consists of the counties of Charlotte, Hillsborough, Lake, Manatee, Orange, Osceola, Polk, Sarasota, Seminole and Volusia
(2) The Orlando Sentinel, May 24, 2011
Source: FDIC, SNL Financial
Florida Economy

TRUSTCO Bank Corp NY

Total Assets ($B)
$4.2
$4.0
$3.8
$3.6
$3.4
$3.2
$3.0
$3.2B
$4.0B
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
Dollars in billions
Source: SEC Filings
CAGR: 5.4%
Consistent Balance Sheet Growth

TRUSTCO Bank Corp NY

TRST ROAA
Nationwide Peer Group ROAA Median[1]
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.75%
0.68%
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: SEC Filings; SNL Financial
Superior ROAA Compared to Peers

TRUSTCO
Bank Corp NY

TRST ROAE
Nationwide Peer Group ROAE Median[1]
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
11.61%
6.47%
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: SEC Filings; SNL Financial
Superior ROAE Compared to Peers

TRST Efficiency Ratio
Nationwide Peer Group Median[1]
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
62.6%
52.2%
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: SEC Filings; SNL Financial
Superior Efficiency Ratio Compared to Peers

▶ Since 2000, the Company has increased its network by 80 branches, bringing the total to
 134
▶ All new branches opened on a de novo basis with no stock or debt issuances
▶ Expansion included growth in or into five states, with a focus on Florida and Downstate
 New York
▶ We have built a platform for steady and conservative growth
 o Year over year deposits per branch increased $1.8 million or 7.0%¹
▶ Our company now has a footprint with economic and geographic diversification
(1) Comparison from 3/31/2011 to 3/31/2010
Source: SEC Filings; Company Documents
Branch Growth Strategy

Total Deposits ($B)
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$2.9B
$3.6B
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
Source: SEC Filing; Company Documents
Total Branches
107
124
132
133
134
NY Branches
83
86
90
90
91
FL Branches
24
38
42
43
43
CAGR: 5.7%
Deposit Growth and Branch Expansion

Non-interest bearing 6.9%
Interest Bearing Checking 12.3%
Savings Accounts 23.9%
Money Market 17.5%
Certificates of Deposits 39.4%

Massachusetts 0.5%
New Jersey 1.0%
Vermont 0.3%
Florida 14.7%
New York 83.5%

March 31, 2011
Deposit Composition by Geography
✓ All deposits are gathered through branch network
✓ No brokered deposits
✓ No special pricing for jumbo CDs
Total Deposits: $3.6 billion
Avg. Cost of Int. Bearing Deposits: 0.82%
Note: Data as of March 31, 2011
Source: Company Documents, SEC Filings
Deposit Composition

TRST Net Interest Margin
TRST Cost of Int. Bear. Liabilities
Nationwide Peer Group Median Cost of Int. Bear. Liabilities[1]
Net Interest Margin (%)
Cost of Interest Bearing Liabilities (%)
3.75%
3.50%
3.25%
3.00%
2.75%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.40%
1.19%
0.83%
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: Company Documents, SEC Filings, SNL Financial
Net Interest Margin &
Cost of Interest Bearing Liabilities

TRUSTCO Bank Corp NY

2003 Florida[1] Deposit Market Share

2003 Rank	Institution (ST)	Branches	June 30, 2003 Deposits in Market ($mm)	June 30, 2003 Market Share (%)
1	Bank of America Corp.	206	$14,294	23.3%
2	SunTrust Banks Inc.	165	$12,246	20.0%
3	Wachovia Corp.	160	$8,485	13.8%
4	SouthTrust Corp.	92	$3,075	5.0%
5	Colonial BancGroup Inc.	48	$1,880	3.1%
6	Washington Mutual Inc.	31	$1,312	2.1%
7	AmSouth Bancorp.	50	$1,290	2.1%
8	Regions Financial Corp.	25	$1,050	1.7%
9	F.N.B. Corp.	26	$786	1.3%
10	The South Financial Group Inc.	17	$775	1.3%
11	Golden West Financial Corp.	9	$747	1.2%
12	Provident Financial Group Inc.	13	$680	1.1%
13	FFLC Bancorp Inc.	10	$576	0.9%
14	Gold Banc Corp. Inc.	11	$562	0.9%
15	Republic Bancshares Inc.	25	$553	0.9%
110	**TrustCo Bank Corp NY**	**2**	**$8**	**0.0%**
	Total For Institutions In Market	1,263	$61,271	

2010 Florida[1] Deposit Market Share

2010 Rank	Institution (ST)	Branches	June 30, 2010 Deposits in Market ($mm)	June 30, 2010 Market Share (%)
1	Bank of America Corp.	187	$16,824	18.5%
2	SunTrust Banks Inc.	205	$16,686	18.3%
3	Wells Fargo & Co.	179	$15,959	17.5%
4	BB&T Corp.	98	$4,992	5.5%
5	Regions Financial Corp.	127	$4,391	4.8%
6	Fifth Third Bancorp	87	$3,607	4.0%
7	JPMorgan Chase & Co.	75	$1,842	2.0%
8	Marshall & Ilsley Corp.	31	$1,483	1.6%
9	CenterState Banks Inc.	27	$1,106	1.2%
10	Royal Bank of Canada	37	$1,081	1.2%
11	IBERIABANK Corp.	14	$942	1.0%
12	Tampa Banking Co.	9	$857	0.9%
13	Northern Trust Corp.	5	$847	0.9%
14	The South Financial Group Inc.	21	$783	0.9%
15	Toronto-Dominion Bank	26	$704	0.8%
25	**TrustCo Bank Corp NY**	**43**	**$371**	**0.4%**
	Total For Institutions In Market	1,612	$91,704

*Note: Shaded institutions represent those institutions that have either failed or been acquired
(1) As of June 30, 2010; Note: Includes deposit market share for banks and thrifts in the following counties in Florida where TrustCo has a branch presence: Charlotte, Hillsborough, Lake,
Manatee, Orange, Osceola, Polk, Sarasota, Seminole and Volusia
Source: SNL Financial, FDIC
✓ Since 2003, TrustCo and the Florida marketplace has seen a significant number of its deposit competitors either be acquired or fail*
✓ During that same time, TrustCo has grown its Florida deposits at a CAGR of 71.8%
✓ In 2010, TrustCo had the 8th largest branch network in its market with 43 locations¹
Deposit Market Share - Florida

Home Equity Loan 2.1%
HELOC 12.3%
Installment 0.2%
Commercial Real Estate 9.5%
Other Commercial 1.2%
1-4 Family: First Mortgage 74.7%

Massachusetts 0.8%
Vermont 0.6%
New Jersey 0.4%
Florida 8.4%
New York 89.8%

Loan Portfolio by Type
Loan Portfolio by Location
✓ Portfolio centered on owner-occupied, single family loans
✓ Limited owner-occupied condominium lending (less than $10 million in total)
✓ No sub-prime lending
Note: Data as of March 31, 2011
Source: Company Documents, SEC Filings
Loan Portfolio Composition

TRUSTCO Bank Corp NY

(Dollar values in millions)

	Commercial		1-4 Family					
Counties	Real Estate	Other	First Mortgages	Home Equity Loans	HELOCs	Installment	Total	% of Total
New York	$191,950	$26,954	$1,585,277	$48,851	$263,175	$3,776	$2,119,983	89.8%
Florida	28,156	160	145,269	1,037	22,921	36	197,579	8.4%
Massachusetts	0	39	16,588	297	1,051	12	17,987	0.8%
New Jersey	1,568	250	5,202	0	2,415	0	9,435	0.4%
Vermont	1,774	0	10,764	326	1,267	14	14,145	0.6%
Total (Gross)	$223,448	$27,403	$1,763,100	$50,511	$290,829	$3,838	$2,359,129	100.0%

Note: Data as of March 31, 2011
Source: Company Documents, SEC Filings
Geographic Detail of Loan Portfolio

HEL
2.4%
HECL
13.8%
ARM First
1.2%
Fixed First
Mortgage
82.6%

1-4 Family Composition
✓ The portfolio is comprised of loans that
 are fully-documented using
 comprehensive underwriting criteria
 without sole reliance on credit scores
✓ All applications are taken at branch
 locations by company employees
✓ Residential portfolio increased 4.5%
 year over year from March 31, 2010 to
 March 31, 2011
✓ Average loan size is approximately
 $87,000
✓ Company chose not to compete against
 “exotic” offerings that were commonly
 offered between 2005 to 2007, e.g. no
 Alt-A or Subprime products or
 programs
Aggregate: $2.1 Billion
Note: Data as of March 31, 2011
Source: Company Documents, SEC Filings
Detail of Loan Portfolio

TRST NPAs/Assets
Nationwide Peer Group Median[1]
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.59%
1.42%
'07Q1
'07Q3
'08Q1
'08Q3
'09Q1
'09Q3
'10Q1
'10Q3
'11Q1

Note: For source data, see page 35 in the Appendix
(1) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: SEC Filings; SNL Financial
Superior Credit Quality Compared to Peers

TRUSTCO Bank Corp NY

(Dollar values in millions)

	Total Loan Portfolio as of:					
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	3/31/2011
30-89 Days Past Due	17,509	17,831	17,505	18,025	23,331	17,458
Nonaccrual Loans	45,632	46,497	49,484	50,247	48,478	50,068
Restructured Loans	400	393	386	341	336	330
Nonperforming Loans	**46,032**	**46,890**	**49,870**	**50,588**	**48,814**	**50,398**
Other Real Estate Owned	9,019	8,828	5,401	4,709	7,416	6,700
Nonperforming Assets	**55,051**	**55,718**	**55,271**	**55,297**	**56,230**	**57,098**
NPLs/ Loans	2.02%	2.05%	2.14%	2.15%	2.07%	2.14%
NPAs / Assets	1.50%	1.50%	1.44%	1.44%	1.42%	1.42%
Loan Loss Reserve	37,591	39,490	39,231	40,829	41,911	43,680
Reserves / Gross Loans	1.65%	1.73%	1.68%	1.74%	1.78%	1.85%
Reserves / NPLs	81.7%	84.2%	78.7%	80.7%	85.9%	86.7%
Net Charge-offs	2,625	2,801	7,360	4,302	4,417	2,832
Annualized NCOs/ Avg Loans (%)	0.47%	0.49%	1.28%	0.74%	0.75%	0.48%

✓ TrustCo’s underwriting and lending practices have resulted in relatively low levels of non-
 performing assets and net charge-offs, as well as healthy reserve coverage, compared to peers
Source: Company Documents, SEC Filings
Credit Quality

TRUSTCO Bank Corp NY

(Dollar values in millions)

	Total Loan Portfolio as of:		
	12/31/2009	12/31/2010	3/31/2011
30-89 Days Past Due	4,916	6,230	3,265
Nonaccrual Loans	28,230	21,679	21,646
Restructured Loans	0	0	0
Nonperforming Loans	**28,230**	**21,679**	**21,646**
Other Real Estate Owned	5,835	5,594	5,409
Nonperforming Assets	**34,065**	**27,273**	**27,055**
NPLs/ Loans (Florida Portfolio)	15.65%	11.23%	10.96%
Annualized NCOs/ Period End Loans (%)	5.25%	8.12%	3.79%

(1) Includes Florida publicly traded banks and thrifts with assets between $2 billion and $10 billion; excludes TIBB as an outlier due to its recent recapitalization and write-down of loan portfolio
Source: Company Documents, SEC Filings
✓ Recent trends in Florida delinquencies are encouraging
✓ Superior credit quality improvement to Florida peers¹: TrustCo’s Florida NPLs have decreased
 23%, while Florida peers’ NPLs have grown on average 7%, since 12/31/09
Historical Credit Quality in Florida

As of March 31, 2011
Source: Company Documents, SEC Filings
▶ Target a 60/40 split on loans to investments
▶ Investment Securities
 o High level of liquidity in excess of $1 billion
 o Vast majority (86%) of securities are available for sale
 o High credit quality portfolio
 o No derivatives, trust preferred or “exotic” instruments
▶ Interest Rate Risk
 o Loans are funded through core deposits
 o No borrowings
 o Effective deposit lives balance with asset lives
Investment Portfolio and Rate Risk Management

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
6.44%
8.07%
8.19%
6.60%
8.24%
10.00%
12.66%
15.98%
13.87%
13.92%
17.23%
15.53%
Tang. Common Equity / Tang. Assets
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
TRST as of 3/31/2011
TRST PF Capital Raise[1]
Nationwide Peer Group Median[2]

(1) Assumes $75 million in gross proceeds with a 5.00% underwriting spread and 20% risk weighting for use of new capital
(2) Nationwide peers include publicly-traded banks and thrifts with assets between $2 billion and $10 billion (excludes mutuals and pending acquisition targets) as of March 31, 2011
Source: Company Documents, SNL Financial
Pro Forma Capital Ratios

Why Invest in TrustCo Bank Corp NY?
▶TrustCo has a 100 year history of profitability and dividend payouts
▶TrustCo has a geographically diverse branch network in many growth areas
▶Experienced management team with a history of strong operating results
▶Solid program of interest rate risk management
▶With major expansion plan completed and paid for, TrustCo will now be able to be opportunistic in its continued growth

TrustCo Awards
▶ “Banking’s Top Performers” - ABA Banking Journal
 o 12th out of 129 banks with over $3 billion of assets for 2010
▶ #1 Home Lender in Capital Region 2010 - Capital District Business Review
▶ Top 30 of “Top 150 Performers” - Bank Director Magazine, 2008-2010
▶ Top 20 of “Top 100 Thrifts” - SNL Thrift Investor, 2005-2010 .
▶ Top 10 of “Top 200 Mid Tier Banks” - US Banker Magazine, 2007-2009

Appendix

TRUSTCO Bank Corp NY

	As of Fiscal Year Ended December 31, 2007	2008	2009	2010	As of Quarter Ended 3/31/2011 (unaudited)
Assets					
Cash and Equivalents	$344,920	$249,604	$145,894	$444,250	$390,588
Securities Available for Sale	578,892	676,002	810,365	891,601	1,015,466
Trading Securities	465,151	116,326	0	0	0
Held to Maturity Securities	15,000	264,689	374,871	191,712	171,351
Total Cash and Securities	1,403,963	1,306,621	1,331,130	1,527,563	1,577,405
Gross Loans	1,934,914	2,163,338	2,281,536	2,355,265	2,359,129
Allowance for Loan Losses	34,651	36,149	37,591	41,911	43,680
Total Net Loans	1,900,263	2,127,189	2,243,945	2,313,354	2,315,449
Other Real Estate Owned	293	1,832	9,019	7,416	6,700
Prepaid Expenses	21,793	7,475	32,072	30,496	29,272
Total Intangibles	553	553	553	553	553
Fixed Assets	29,193	35,156	37,793	36,632	36,275
Interest Receivable	17,481	16,036	14,198	13,178	13,618
Other Assets	4,012	11,951	11,187	25,592	28,618
Total Assets	$3,377,551	$3,506,813	$3,679,897	$3,954,784	$4,007,890
Liabilities					
Deposits	$3,020,298	$3,136,271	$3,305,160	$3,554,087	$3,593,041
Long Term Debt	29	0	0	0	0
Short Term Debt	92,220	109,592	107,728	124,615	137,710
Other Liabilities	27,936	24,926	21,331	20,642	18,667
Total Liabilities	3,140,483	3,270,789	3,434,219	3,699,344	3,749,418
Equity					
Common Equity	237,068	236,024	245,678	255,440	258,472
Total Equity	237,068	236,024	245,678	255,440	258,472
Total Liabilities and Equity	$3,377,551	$3,506,813	$3,679,897	$3,954,784	$4,007,890
Balance Sheet Analysis (%)					
Loan to Deposit Ratio	64.1	69.0	69.0	66.3	65.7
Non-Performing Assets as a % of Total Assets	0.39	1.02	1.50	1.42	1.42
Allowance as a % of Loans Outstanding	1.79	1.67	1.65	1.78	1.85
Annualized Growth Rates (%)					
Asset Growth Rate		3.8	4.9	7.5	5.4
Loans Growth Rate		11.8	5.5	3.2	0.7
Deposit Growth Rate		3.8	5.4	7.5	4.4

Source: Company Documents, SEC Filings

Historical Balance Sheet

As of Fiscal Year Ended December 31,				For the Quarter Ended 3/31/2011 (unaudited)
	2007	2008	2009	2010	
Total Interest Income	$189,418	$170,919	$161,360	$162,123	$39,617
Total Interest Expense	92,984	74,056	49,451	34,998	7,075
Net Interest Income	96,434	96,863	111,909	127,125	32,542
Provision for Loan Losses	2,500	4,200	11,310	23,200	4,600
Trust Income	5,743	5,529	5,070	4,993	1,574
Net Trading Gains (Losses)	891	155	(350)	0	0
Gain on Sale of Securities	217	450	1,848	3,352	287
Other Noninterest Income	10,911	12,306	12,696	10,606	2,410
Total Noninterest Income	17,762	18,440	19,264	18,951	4,271
Salaries and Employee Benefits	20,268	23,376	26,951	27,065	7,026
Occupancy & Equipment Expense	13,533	16,516	19,148	19,860	5,069
Advertising Expense	2,343	2,351	2,958	2,716	706
Professional Services	4,152	4,450	5,311	5,599	1,485
Outsourced Services	4,309	5,130	5,639	5,458	1,350
FDIC and Other Insurance Expense	1,265	1,722	7,719	6,446	1,851
Other Real Estate Expense, Net	(11)	160	2,507	5,565	1,590
Other Noninterest Expense	7,734	7,089	6,348	6,255	1,769
Total Noninterest Expense	53,593	60,794	76,581	78,964	20,846
Net Income Before Taxes	58,103	50,309	43,282	43,912	11,367
Income Taxes	18,636	16,232	15,162	14,591	3,985
Net Income	$39,467	$34,077	$28,120	$29,321	$7,382

Source: Company Documents, SEC Filings
Historical Income Statement

TRUSTCO Bank Corp NY

	2007				2008				2009				2010				2011
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Total Assets ($B)	$3.24	$3.37	$3.34	$3.38	$3.40	$3.49	$3.43	$3.51	$3.48	$3.58	$3.65	$3.68	$3.72	$3.83	$3.83	$3.95	$4.01
Return on Average Assets	1.57%	0.98%	1.26%	1.00%	1.13%	0.99%	1.05%	0.82%	0.75%	0.61%	0.87%	0.92%	0.77%	0.75%	0.86%	0.71%	0.75%
Return on Average Equity	21.11%	13.94%	18.45%	14.24%	15.94%	14.24%	15.08%	11.87%	10.89%	9.10%	13.09%	13.71%	11.29%	11.34%	12.81%	10.49%	11.61%
Efficiency Ratio	43.8%	46.2%	46.0%	46.1%	49.0%	51.0%	49.0%	56.5%	61.9%	56.6%	52.5%	50.9%	50.2%	50.6%	49.1%	53.3%	52.2%
Total Deposits ($B)	$2.88	$3.02	$2.98	$3.02	$3.04	$3.10	$3.05	$3.14	$3.10	$3.23	$3.26	$3.31	$3.33	$3.44	$3.43	$3.55	$3.59
Net Interest Margin	3.16%	3.07%	3.10%	3.07%	3.07%	2.88%	3.04%	2.96%	2.96%	3.24%	3.42%	3.51%	3.62%	3.51%	3.42%	3.43%	3.40%
Cost of Interest Bearing Liabilities	3.27%	3.38%	3.39%	3.30%	2.96%	2.56%	2.37%	2.32%	2.02%	1.68%	1.49%	1.35%	1.23%	1.14%	1.02%	0.91%	0.83%
Non-Performing Assets as a % of Total Assets	0.26%	0.28%	0.27%	0.39%	0.55%	0.63%	0.71%	1.02%	1.33%	1.42%	1.41%	1.50%	1.50%	1.44%	1.44%	1.42%	1.42%

Source: Company Documents, SEC Filings
Quarterly Data

TRUSTCO Bank Corp NY

	Fiscal Year Ended December 31,				As of Quarter Ended 3/31/2011
	2007	2008	2009	2010	(unaudited)
Total Assets	$3,377,551	$3,506,813	$3,679,897	$3,954,784	$4,007,890
Less: Intangible Assets	553	553	553	553	553
Tangible Assets	3,376,998	3,506,260	3,679,344	3,954,231	4,007,337
Common Stockholders' Equity	$237,068	$236,024	$245,678	$255,440	$258,472
Less: Intangible Assets	553	553	553	553	553
Tangible Common Equity	236,515	235,471	245,125	254,887	257,919
Tangible Common Equity / Tangible Assets	7.00%	6.72%	6.66%	6.45%	6.44%

Tangible common equity and tangible common equity to tangible assets are non-GAAP financial measures derived from GAAP-
based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’
equity. We calculate tangible common equity to tangible assets by dividing tangible common equity by tangible assets. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-
based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity to the GAAP measures of common stockholder’s equity and is set forth below.
Source: Company Documents, SEC Filings
Non-GAAP Financial Measures